Share capital	12 Months Ended
Dec. 31, 2018
Share capital [Abstract]
Share capital
8.	Share capital

As of December 31, 2018 and 2017, the issued share capital amounted to CHF 1,351,364 and CHF 1,147,104 respectively and comprised of Common Shares of 67,562,333 and 57,355,188, respectively.

The table below summarizes the Company’s capital structure:

	Common Shares	in CHF thousands
	Number	Share Capital	Share Premium
December 31, 2016	56,773,392	1,135	188,166
Issuance of Shares – Incentive Plans	581,796	12	133

December 31, 2017	57,355,188	1,147	188,299
Issuance of Shares – Incentive Plans	207,145	4	537
Issuance of Shares – Public Offering (net of transaction costs)	10,000,000	200	109,313
December 31, 2018	67,562,333	1,351	298,149

The Common Shares nominal values of CHF 0.02 per share are fully paid in.

Preferred Shares

AC Immune had five classes (Class A, B, C, D and E) of Preferred Shares outstanding as of December 31, 2015. These Preferred Shares remained outstanding until the Company completed an IPO in September 2016 and at that time the Preferred Shares were converted to Common Shares on a one-for-one basis. The Preferred Shares were a class of shares that AC Immune SA issued in connection with five separate capital increases and conveyed voting rights and certain other rights to their holders.

The holders of Preferred Shares owned 80.1% of the total amount of shares outstanding (assuming conversion of the Preferred Shares into Common Shares on a one-for-one basis) as of December 31, 2015 and the Company’s Board of Directors were predominantly the holders of Preferred Shares. The Preferred Shares had been the primary source of equity financing for the Company for more than 13 years until the Company completed an IPO in September 2016, at which point all Preferred Shares were converted to Common Shares. The Preferred Shares did not have mandatory redemption features; however, the Shareholders’ Agreement provided for conversion of Preferred Shares into Common Shares as a result of an IPO. The redemption of the Preferred Shares was authorized by the Company’s Board of Directors.

The voting rights associated with Preferred Shares were the same as for Common Shares. Each Preferred Share entitled the holder to one vote. No dividends were paid on the Preferred Shares and the holders of Preferred Shares were not entitled to any dividends unless dividends are paid on the Common Shares.

The Preferred Shares had a liquidation preference wherein, in the event of a change of control or a liquidation of the Company, the holders of Preferred Shares were entitled to receive, prior and in preference to the holders of Common Shares, the amount corresponding to the price paid for each Preferred Share. Thereafter, all holders of Preferred Shares participated with the holders of Common Shares on an as-if-converted basis in any remaining proceeds.

On April 15, 2016, AC Immune completed a private placement of Series E preferred shares, each with a nominal value of CHF 0.02 per share (the “Series E Private Placement Extension”). An aggregate 1,401,792 Series E preferred shares were issued at a price of USD 9.64 (CHF 9.42) per preferred share to certain strategic investors, individuals and existing shareholder in the Series E Private Placement Extension for an aggregate subscription amount of approximately USD 13.5 (CHF 13.2) million. The Series E preferred shares had substantially the same terms as the Series A, B, C and D preferred shares and were accounted for as equity on AC Immune’s balance sheet and subsequently converted to Common Shares as a result of the IPO.

Initial Public Offering (IPO)

On September 22, 2016, AC Immune successfully priced a 6.0 million common share IPO at USD 11.00 per share. On the same day, the underwriters exercised the overallotment option which resulted in a further 900,000 common shares being placed in the market and took the total number of shares offered to investors to 6.9 million common shares. The gross proceeds received were USD 75.9 (CHF 74.5) million while the proceeds net of underwriting fees amounted to USD 70.6 (CHF 69.3) million.

The IPO resulted in an increase of CHF 64.2 million in the share premium of AC Immune excluding the effect of transaction costs associated with the IPO related to the issuance of new shares. Transaction costs associated with the IPO and related to the issuance of new shares were charged directly against the share premium account thereby reducing the total equity reported.

Follow-On Offerings

On July 24, 2018, the Company announced that it had closed the first subscription rights offering and underwritten primary offering of its common shares, and that the underwriters had exercised in full their option to purchase an additional 1,108,695 shares at a price per share of USD 11.75. The underwriters’ exercise of the option to purchase additional shares brought the total number of common shares sold by the Company to 8,500,000 shares, resulting in total gross proceeds raised in these offerings, before underwriting discounts and estimated expenses of the offering, to approximately USD 99.9 (CHF 98.9) million. On July 20, 2018, the Company commenced a second subscription rights offering of up to 1,500,000 shares. At closing of the second subscription rights offering on July 31, 2018, the Company issued 1,500,000 additional common shares, resulting in gross proceeds of approximately USD 17.6 (CHF 17.4) million.

At the conclusion of these three offerings, the Company raised gross proceeds of USD 117.5 (CHF 116.3) million. Net underwriting fees and transaction costs totaled CHF 6.8 million for a net total of CHF 109.5 million. Transaction costs associated with these offerings and related to the issuance of new shares were charged directly against the share premium account thereby reducing the total equity reported.

Shelf Registration Statement

On May 4, 2018, the Company filed a shelf registration statement on Form F-3 (Reg. No. 333-2246694) (the “Shelf Registration Statement”) with the SEC. The Shelf Registration Statement was declared effective by the SEC on June 8, 2018.

The Shelf Registration Statement allows the Company to offer and sell, from time to time, up to USD 350,000,000 of common stock, debt securities, warrants, purchase contracts, units, subscription rights or any combination of the foregoing in one or more future public offerings. The terms of any future offering would be determined at the time of the offering and would be subject to market conditions and approval by the Company’s Board of Directors. Any offering of securities covered by the Shelf Registration Statement will be made only by means of a written prospectus and prospectus supplement authorized and filed by the Company.

Since the Company raised USD 117,500,000 in its three offerings completed in July 2018, the Company may execute one or more future offering of securities covered by the Shelf Registration Statement up to USD 232,500,000.